Exhibit 99.1

[Hudson City to attach Power Point presentation]

5

Consistent Performance, Positioned for Growth May 27, 2005 Annual Meeting of Stockholders

Forward-Looking Statements This presentation is for informational purposes only and does not constitute an offer to sell shares of common stock of Hudson City Bancorp, Inc. Please refer to the Prospectus dated May 10, 2005. This presentation contains forward-looking information for Hudson City Bancorp, Inc. Such information constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: Economic conditions Increased competition Changes in the interest rate environment Legislative or regulatory changes that adversely affect our business Our ability to accomplish our growth goals Completion of our conversion to a fully public stock company Cost or difficulties related to the ability to make and integrate acquisitions

Introduction & Strategic Review

Overview Community-oriented retail savings bank operating 84 branches in New Jersey and two branches in Suffolk County, New York Originally chartered as a New Jersey mutual savings bank in 1868 Completed mutual holding company conversion in July 1999, selling 47% of Hudson City Bancorp's common shares and raising $527.6 million of net proceeds Became regulated by the Office of Thrift Supervision effective January 1, 2004. Since the IPO: Grown assets, deposits, and EPS by 148%, 75%, and 449%, respectively (1) All growth has been internally generated Stock price has appreciated 564% as of May 6, 2005 Fourth-largest thrift in the nation based on market capitalization ___________________________ Reflects change in total assets and total deposits from December 31, 1999 to March 31, 2005 and change in EPS from full year 1999 to full year 2004. - 1 -

Operating Strategy Simple, consistent operating model Originate and purchase single family mortgage loans A leading jumbo originator and purchaser Retain all loans originated Fund lending and investing activities with retail deposits and borrowings Compete on the basis of superior customer service and attractive pricing Industry-leading operating efficiency allows HCBK to be highly profitable while offering very competitive rates Focused operations, portfolio lending strategy, and low employee turnover contribute to superior customer service Single family lending focus and strong underwriting have produced outstanding credit quality - 2 -

Branch Network New Jersey Pennsylvania New York Hudson City Market Area Connecticut Potential Markets Hudson City Branch Approved Future Branch Total Population Existing NJ Markets: 7.8 million Potential Markets: 9.6 million - 3 -

Strong Market Position ___________________________ Source: SNL Financial (as of June 30, 2004). Excludes 2 branches in Suffolk County, New York. Strong market share in many of New Jersey's largest markets with opportunities for further expansion - 4 -

Large, Affluent Markets New Jersey has the highest median household income in the nation Bergen, Monmouth, and Morris Counties in New Jersey and Suffolk County, New York are among the top 50 U.S. counties in terms of median household income ___________________________ Source: SNL Financial. - 5 -

Retail Banking Strategy Loan and deposit products appeal to both traditional thrift customers and higher income households Traditional thrift products such as conforming residential mortgage lending and savings accounts appeal to a broad spectrum of customers High Value Checking product and jumbo mortgage lending capabilities appeal to higher income customers Senior citizens comprise a significant portion of Hudson City's deposit customer base Seniors represent a growing market segment and are a relatively stable source of deposits Broad customer base is a key strategic advantage which increases growth potential in both existing and new markets - 6 -

Growth Strategy Continue strategy of internally-generated growth Increase mortgage originations and purchases Pursue significant de novo branch expansion in existing and adjacent suburban markets with similar demographics 10 to 15 new branches planned annually Capitalize on merger-related market disruption, particularly the acquisition of traditional thrifts Ability to target both high- and moderate-income customers facilitates expansion Continued focus on strong credit quality and high efficiency Limited product diversification into small business checking and insurance - 7 -

Experienced Management ___________________________ Prior to joining Hudson City Bancorp, Mr. Salamone had a twenty-six year career with PricewaterhouseCoopers LLP where he was the Global Financial Services leader for Audit and Business Advisory Services and a member of the eighteen member board of partners. - 8 -

Strong Corporate Governance Long-term focus on establishing best-in-class corporate governance Earned 97 out of 100 rating from Institutional Shareholder Services Eight of the twelve board members are independent Recently implemented a plan to rotate lead independent director every three years - 9 -

Operational and Financial Review

Total Assets 1999 8518.865 2000 9380.373 2001 11426.768 2002 14144.604 2003 17033.36 2004 20145.981 21131.216 Strong Asset Growth (in millions) ___________________________ Source: Company filings. CAGR of 18.9% March 31, 2005 At December 31, - 10 -

One to Four Family Other 1999 4126.153 179.722 4305.875 2000 4607.891 264.849 4872.74 2001 5664.973 303.198 5968.171 2002 6708.806 262.094 6970.9 2003 8597.442 235.624 8803.066 2004 11120.874 242.165 11363.039 11818.432 165.379 11983.809 Residential Mortgage Lending Growth ___________________________ Source: Company filings. CAGR of 21.5% 95.8% 94.6% 94.9% 96.2% 97.3% 97.9% 4.2% 5.4% 5.1% 3.8% 2.7% 2.1% March 31, 2005 At December 31, (in millions) - 11 - 98.6% 1.4%

Consistently Superior Credit Quality Hudson City Peers 1999 0.14 0.51 2000 0.14 0.375 2001 0.14 0.44 2002 0.15 0.48 2003 0.12 0.41 2004 0.11 0.21 0.12 0.17 ___________________________ Source: SNL Financial. Peer group includes thrift peers selected by RP Financial, LC for use in the appraisal prepared in connection with this offering. The peer group consists of AF, BKUNA, DSL, FED, GDW, MAFB, OCFC, PFB, PFSB, PROV, WFSL, and WM. Non-Performing Assets / Total Assets March 31, 2005 At December 31, - 12 -

Superior Credit Quality Focus on prime residential mortgage lending is a key driver of superior credit quality Reunderwrite and perform extensive due diligence on purchased loans to ensure compliance with internal credit and underwriting standards Low loss rates on jumbo mortgage loans also contribute to strong credit quality ___________________________ Source: Company filings and SNL Financial. - 13 -

High Value Checking Other Core Deposits Non-Core (Time) Deposits 1999 0 1695.842 4992.202 6688.044 2000 0 1635.255 4968.866 6604.121 2001 0 1808.911 6103.851 7912.762 2002 943.2 2007.599 6187.83 9138.629 2003 2710 2064.802 5678.978 10453.78 2004 4190 2014.084 5273.216 11477.3 4340 1946.157 5410 11696.157 Solid Core Deposit Growth ___________________________ Source: Company filings. CAGR of 11.2% 25.4% 24.8% 22.9% 22.0% 25.9% 36.5% 74.6% 75.2% 77.1% 67.7% 54.3% 45.9% 10.3% 19.8% 17.5% March 31, 2005 At December 31, (in millions) - 14 - 46.3% 16.6% 37.1%

Net Interest Income 1999 237.249 2000 254.002 2001 287.071 2002 388.443 2003 400.974 2004 484.992 2004 115.539 2005 125.886 Net Interest Margin 1999 2.97 2000 2.9 2001 2.87 2002 3.1 2003 2.65 2004 2.66 2004 2.69 2005 2.45 Strong Net Interest Income Growth 3.6% 3.3% 3.0% 2.7% 2.4% 2.1% 1.8% Net Interest Margin Net Interest Income (in millions) Year Ended December 31, Qtr. Ended March 31, Net Interest Income - 15 -

Efficiency Ratio 1999 0.2767 2000 0.3055 2001 0.2804 2002 0.2376 2003 0.2381 2004 0.2415 0.2371 Non-Interest Expenses / Avg. Assets 1999 0.0084 2000 0.0089 2001 0.008 2002 0.0073 2003 0.0066 2004 0.0064 0.006 Industry-Leading Operational Efficiency Hudson City ranked #2 in efficiency ratio and #1 in non-interest expense / average assets among the 50 largest banks and thrifts by assets in 2004 (1) $137 million in average deposits per branch and $455,000 in revenue per employee ranked #5 and #1 respectively (2) ___________________________ Source: Company filings. Source: SNL Financial. Based on 2004 fiscal year financial data. Efficiency Ratio 1.2% 1.1% 1.0% 0.9% 0.8% 0.7% 0.5% 0.6% Non-Int. Exp. / Avg. Assets Efficiency Ratio March 31, 2005 Year Ended December 31, - 16 -

Asset / Liability Management Historically focused on production and purchase of long duration, fixed-rate mortgages and MBS Current one-year interest rate "gap" was -5.86% at March 31, 2005 A 200 basis point increase in interest rates over the next 12-month period would decrease Hudson City's net interest income by 8.85% Post-conversion, Hudson City will: Invest approximately $2.4 billion of the conversion proceeds in securities with maturities of less than two years Increase adjustable-rate mortgage originations and purchases to 50% of total mortgage production This strategy enabled Hudson City to lower its percentage of fixed-rate, interest- earning assets to 80% at March 31, 2005 from 85% at December 31, 2004 Reduce its reliance on time deposits through growth of High Value Checking and other core deposits Extend the duration of borrowings - 17 -

Consistent Profitability Return on Average Assets ___________________________ Source: Company filings. 1999 0.0132 2000 0.0129 2001 0.0132 2002 0.015 2003 0.0134 2004 0.0129 2004 0.0129 2005 0.0121 Year Ended December 31, Qtr. Ended March 31, - 18 -

Improving Return on Equity ___________________________ Source: Company filings. Year Ended December 31, Qtr. Ended March 31, 1999 0.0905 2000 0.0787 2001 0.1009 2002 0.1484 2003 0.1538 2004 0.1766 2004 0.1675 2005 0.1721 - 19 -

Earnings per Share Dividends per Share 1999 0.47 0.1 2000 0.52 0.145 2001 0.68 0.235 2002 1.01 0.345 2003 1.11 0.52 2004 1.29 0.7 2004 0.3 0.16 2005 0.34 0.2 Impressive Earnings and Dividend Growth EPS 5-Year CAGR of 22.4% Dividend 5-Year CAGR of 47.6% ___________________________ Source: Company filings. Year Ended December 31, Qtr. Ended March 31, - 20 -

Superior Stock Price Performance ___________________________ Source: FactSet. Peer group includes thrift peers selected by RP Financial, LC for use in the appraisal prepared in connection with this offering. The peer group consists of AF, BKUNA, DSL, FED, GDW, MAFB, OCFC, PFB, PFSB, PROV, WFSL, and WM. Indexed Price Stock Price Range Since First Step Conversion Thrifts: +121% HCBK: +564% - 21 - S&P: -16% 12/16/2004: Hudson City announces plan for Second Step Conversion HCBK Thrift Index S&P 500 7/13/1999 1 1 1 7/13/1999 1.2375 1 1 7/14/1999 1.26875 1.00767117921985 1.00330807428457 7/15/1999 1.2625 1.01017972034904 1.01152444100003 7/16/1999 1.240625 1.01436698929125 1.0180975343724 7/17/1999 1.240625 1.01436698929125 1.0180975343724 7/18/1999 1.240625 1.01436698929125 1.0180975343724 7/19/1999 1.215625 1.02125332759492 1.010110795373 7/20/1999 1.2125 1.00642887711654 0.98818852435489 7/21/1999 1.21875 0.991249724967177 0.989760039036712 7/22/1999 1.21875 1.02339942986603 0.976613852291972 7/23/1999 1.2375 1.02223740107885 0.973721978242774 7/24/1999 1.2375 1.02223740107885 0.973721978242774 7/25/1999 1.2375 1.02223740107885 0.973721978242774 7/26/1999 1.2375 1.03513746805388 0.96713453313815 7/27/1999 1.25625 1.04340199280925 0.977955739257728 7/28/1999 1.26875 1.03490486886677 0.979792760986251 7/29/1999 1.25625 1.01129605137492 0.962305175234651 7/30/1999 1.275 0.992829561857602 0.953471684032263 7/31/1999 1.275 0.992829561857602 0.953471684032263 8/1/1999 1.275 0.992829561857602 0.953471684032263 8/2/1999 1.275 0.996432673173963 0.952990901001751 8/3/1999 1.28125 0.998508898974097 0.948778667585178 8/4/1999 1.271875 0.973781816159599 0.936687333161113 8/5/1999 1.275 0.966679561978495 0.942700708975573 8/6/1999 1.275 0.943217992828595 0.933070696633084 8/7/1999 1.275 0.943217992828595 0.933070696633084 8/8/1999 1.275 0.943217992828595 0.933070696633084 8/9/1999 1.2875 0.951466801422675 0.93128390596745 8/10/1999 1.28125 0.952166533280785 0.919537013117483 8/11/1999 1.29375 0.970635440669073 0.934247538677919 8/12/1999 1.2875 0.952198690964658 0.931542237148024 8/13/1999 1.29375 0.994828415786763 0.95272539395505 8/14/1999 1.29375 0.994828415786763 0.95272539395505 8/15/1999 1.29375 0.994828415786763 0.95272539395505 8/16/1999 1.3 0.969689085972238 0.954942736588306 8/17/1999 1.3125 0.980846835127797 0.964551221332415 8/18/1999 1.3 0.994954628651287 0.956428140876604 8/19/1999 1.30625 0.985418303766801 0.94979046470909 8/20/1999 1.303125 0.992366781354346 0.959133442406499 8/21/1999 1.303125 0.992366781354346 0.959133442406499 8/22/1999 1.303125 0.992366781354346 0.959133442406499 8/23/1999 1.31875 0.99625520144492 0.976075662332444 8/24/1999 1.3125 1.00132813652267 0.978429346422113 8/25/1999 1.31875 0.997897177619219 0.991554005568472 8/26/1999 1.3125 0.979309069192214 0.977360142369184 8/27/1999 1.31875 0.967506473849517 0.967500502310629 8/28/1999 1.31875 0.967506473849517 0.967500502310629 8/29/1999 1.31875 0.967506473849517 0.967500502310629 8/30/1999 1.3125 0.92931233331802 0.950099026952553 8/31/1999 1.3125 0.921939277588512 0.947508539280691 9/1/1999 1.3125 0.933963591698965 0.955158012572117 9/2/1999 1.30625 0.905337933735828 0.946575676684176 9/3/1999 1.3125 0.950059358732262 0.973937254226585 9/4/1999 1.3125 0.950059358732262 0.973937254226585 9/5/1999 1.3125 0.950059358732262 0.973937254226585 9/6/1999 1.3125 0.950059358732262 0.973937254226585 9/7/1999 1.3125 0.920754762601339 0.969064841126324 9/8/1999 1.34375 0.927492160053387 0.964544045466288 9/9/1999 1.34375 0.931215439556853 0.967062774476879 9/10/1999 1.35625 0.935026971350647 0.969933120927696 9/11/1999 1.35625 0.935026971350647 0.969933120927696 9/12/1999 1.35625 0.935026971350647 0.969933120927696 9/13/1999 1.35 0.930235960027757 0.964529693734034 9/14/1999 1.35 0.927485631801773 0.958903814690433 9/15/1999 1.31875 0.930372569737443 0.945757627945693 9/16/1999 1.3125 0.920577049085199 0.946123597118172 9/17/1999 1.325 0.941841257099474 0.958279514337381 9/18/1999 1.325 0.941841257099474 0.958279514337381 9/19/1999 1.325 0.941841257099474 0.958279514337381 9/20/1999 1.31875 0.925042856762906 0.958358448864778 9/21/1999 1.31875 0.881065894237488 0.938301903039697 9/22/1999 1.33125 0.864651210023526 0.94040443181492 9/23/1999 1.325 0.866461711804288 0.918805074772525 9/24/1999 1.34375 0.864951509597739 0.916616435603777 9/25/1999 1.34375 0.864951509597739 0.916616435603777 9/26/1999 1.34375 0.864951509597739 0.916616435603777 9/27/1999 1.33125 0.844991017609354 0.920886075949367 9/28/1999 1.34375 0.848217424628917 0.920089554809266 9/29/1999 1.34375 0.853500956267968 0.910165331955567 9/30/1999 1.375 0.879304475237374 0.920455523981745 10/1/1999 1.35625 0.870795261940051 0.920527282643015 10/2/1999 1.35625 0.870795261940051 0.920527282643015 10/3/1999 1.35625 0.870795261940051 0.920527282643015 10/4/1999 1.375 0.909828887271602 0.936163494933839 10/5/1999 1.3875 0.922763529801469 0.93383133844255 10/6/1999 1.3875 0.94034120995099 0.951089296478085 10/7/1999 1.35 0.921755761182049 0.945520824363501 10/8/1999 1.35625 0.931280480285889 0.958710066305003 10/9/1999 1.35625 0.931280480285889 0.958710066305003 10/10/1999 1.35625 0.931280480285889 0.958710066305003 10/11/1999 1.34375 0.901278086593631 0.958128821148713 10/12/1999 1.35 0.892695128231787 0.942219925945062 10/13/1999 1.35 0.872126058120782 0.922493469961824 10/14/1999 1.34375 0.861314789874924 0.920965010476765 10/15/1999 1.34375 0.845693650912625 0.895124716553288 10/16/1999 1.34375 0.845693650912625 0.895124716553288 10/17/1999 1.34375 0.845693650912625 0.895124716553288 10/18/1999 1.31875 0.86010923941033 0.89994689859066